SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20552


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                                October 18, 2004
                ------------------------------------------------
                Date of Report (Date of earliest event reported)



                            TF Financial Corporation
          -------------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)


           Delaware                   0- 24168                74-2705050
-------------------------------    --------------     --------------------------
(State or other jurisdiction        (File No.)              (IRS Employer
 of incorporation)                                       Identification Number)


3 Penns Trail, Newtown, Pennsylvania                           18940
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(Address of principal executive offices)                     (Zip Code)


Registrant's telephone number, including area code:   (215) 579-4000
                                                    ------------------


                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last Report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     |_|  Written communications pursuant to Rule 425 under the Securities Act

     |_|  Soliciting material pursuant to Rule 14a-12 under the Exchange Act

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

     |_| Pre-commencement to communications pursuant to Rule 13e-4(c) under the Exchange Act


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                            TF FINANCIAL CORPORATION

                      INFORMATION TO BE INCLUDED IN REPORT
                      ------------------------------------

                Section 1 - Registrant's Business and Operations

Item 1.01.  Entry into a Material Definitive Agreement.

         On October 18, 2004, the Registrant's Board of Directors amended and restated the Registrant's Incentive Compensation Plan (the "Plan") originally adopted in 1996 (the "Plan Amendment"). The Plan Amendment provides that for the Registrant's 2004 fiscal year, and thereafter, incentive compensation awards eligible to be earned by employees and non-employee directors of the Registrant and subsidiaries of the Registrant shall be determined based upon performance criteria specified by the Board of Directors of the Registrant. In addition, no awards will be granted for a fiscal year unless consolidated net income is equal to at least 90% of the budgeted level of consolidated net income. Incentive compensation awards shall be determined as a percentage of base salary.

                        Section 2 - Financial Information

Item 2.02.  Results of Operations and Financial Condition.

         On October 19, 2004, the Registrant issued a press release to report earnings for the quarter ended September 30, 2004. A copy of the press release is furnished with this Form 8-K as Exhibit 99 and incorporated herein by reference.

                  Section 9 - Financial Statements and Exhibits

Item 9.01.  Financial Statements and Exhibits.

         (c)Exhibits:

            Exhibit 99 - Press Release dated October 19, 2004
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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

                              TF FINANCIAL CORPORATION


Date: October 19, 2004        By:   /s/Dennis R. Stewart
                                    --------------------------------------------
                                    Dennis R. Stewart
                                    Executive Vice President and Chief Financial
                                    Officer